UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

September 27, 2018

Novanta Inc.

(Exact name of Registrant as Specified in Its Charter)

New Brunswick, Canada	001-35083	98-0110412
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

125 Middlesex Turnpike Bedford, Massachusetts		01730
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (781) 266-5700

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

On September 27, 2018, Novanta Technologies UK Limited, a wholly owned subsidiary of Novanta Inc. (collectively, “Novanta”), entered into an agreement with the other equity holders of Laser Quantum Limited (“Laser Quantum”) to purchase the remaining approximately 24 percent of the minority interests in Laser Quantum for an aggregate consideration of approximately $45.7 million, consisting of $30.7 million of cash and $15.0 million of restricted stock issued under the Company’s 2010 Equity Incentive Plan, as amended and restated.  The cash consideration was financed with existing cash on hand and borrowings under the Company's amended and restated credit facility. The restricted stock will become fully vested upon the achievement of certain milestones included in the restricted stock agreement. Restricted stock not otherwise vested as of December 31, 2025 will be subject to forfeiture. The acquisition will be accounted for as a transaction among shareholders in the Company’s consolidated financial statements. Accordingly, this transaction is not expected to give rise to any gain or loss in the Company’s consolidated statement of operations.

Safe Harbor and Forward-Looking Information

Certain statements in this Form 8-K are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and are based on current expectations and assumptions that are subject to risks and uncertainties. All statements contained in this Form 8-K that do not relate to matters of historical fact should be considered forward-looking statements, and are generally identified by words such as “expect,” “intend,” “anticipate,” “estimate,” “believe,” “future,” “could,” “should,” “plan,” “aim,” and other similar expressions. These forward-looking statements include, but are not limited to, statements regarding the expected impact on the Company’s consolidated financial statements of acquiring the remaining shares of Laser Quantum and other statements that are not historical facts. These forward-looking statements are neither promises nor guarantees, but involve risks and uncertainties that may cause actual results to differ materially from those contained in the forward-looking statements. Actual results could differ materially from those anticipated in these forward-looking statements for many reasons, including, but not limited to, the risk that the Company’s current view of the accounting treatment of the transaction could change following additional analysis and review by the Company’s independent auditor.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Novanta Inc.
(Registrant)

Date: October 2, 2018	By:	/s/ Robert J. Buckley
Robert J. Buckley
Chief Financial Officer